UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  April 29, 2013

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-53981                                          20-8610073

(Commission File Number)                  (IRS Employer Identification No.)

19111 North Dallas Parkway, Suite 200

Dallas, TX                                                                            75287

(Address of principal executive offices)                                            (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On April 29, 2013, Blue Calypso, Inc. will issue a press release announcing that a claim construction or “Markman” hearing has been scheduled for November 7, 2013 in its patent infringement suits against Groupon, Inc., IZEA Inc., Yelp, Inc., Foursquare Labs, Inc., and MyLikes, Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, dated April 29, 2013 issued by Blue Calypso, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  April 29, 2013

By: /s/ William Ogle

       William Ogle

       Chief Executive Officer

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